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                                                                    Exhibit 10.2


SECOND ADDENDUM
to Employment Agreement




The validity of the employment agreement between Marine Shuttle Operations Inc. (the "Corporation"), formerly named Geoteck International Inc., and Mr. Iqbal Akram (the "Employee") signed on 14/4/98 and the Addendum signed on 10/4/00 will be extended up to 31/12/01 on the existing terms and conditions.




25/6/2001



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Marine Shuttle Operations Inc.                                Iqbal Akram